UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025 (January 22, 2025)

HOUSTON AMERICAN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32955	76-0675953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 1425 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 222-6966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	HUSA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement for Registered Direct Offering

On January 22, 2025, Houston American Energy Corp. (the “Company”) entered in a securities purchase agreement (the “Securities Purchase Agreement”) with certain purchasers identified therein, pursuant to which the Company agreed to issue and sell 2,600,000 shares of the Company’s common stock (the “Offering Shares”) at a purchase price of $1.70 per share in a registered direct offering (the “Offering”). The Company received approximately $4.42 million in gross proceeds from the Offering, before deducting placement agent fees and estimated offering expenses.

The Offering was made pursuant to a shelf registration statement on Form S-3 (Registration File No. 333- 282778), which was filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 22, 2024, and amended by Amendment No. 1 thereto, which was filed with the Commission on October 31, 2024, and became effective on November 4, 2024. A prospectus supplement relating to the Offering was filed with the Commission on January 22, 2025.

The Offering closed on January 23, 2025. The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include among other things, capital expenditures and working capital. The Company may also use such proceeds to fund acquisitions of businesses that complement the Company’s current business; however, the Company has no present plans, agreements or commitments with respect to any potential acquisition.

The Securities Purchase Agreement contains customary representations, warranties, covenants, and other agreements by the Company and the Noteholders. The foregoing description of the Securities Purchase Agreement is only a summary and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 1.01.

This Current Report on Form 8-K is not an offer to sell any securities of the Company and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

Placement Agency Agreement

On January 22, 2025, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Univest Securities, LLC to act as the sole placement agent (the “Placement Agent”) in connection with the Offering. Pursuant to the Placement Agency Agreement, the Placement Agent is entitled to a fee equal to an aggregate of 8% of the proceeds received by the Company in the Offering and reimbursement of the Placement’s reasonable travel and other out-of-pocket expenses, including reasonable fees, costs and disbursement of its legal counsel, in an amount not to exceed an aggregate of $50,000.

The net proceeds of the Offering are estimated to be approximately $3,897,200, after deducting the Placement Agent’s fees and other estimated offering expenses.

The Placement Agency Agreement contains customary representations, warranties, covenants, and other agreements by the Company and the Placement Agent. The foregoing description of the Placement Agency Agreement is only a summary and is qualified in its entirety by reference to the full text of the Placement Agency Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the opinion and consent of Norton Rose Fulbright US LLP, as legal counsel to the Company, regarding the legality of the issuance and sale of the Offering Shares is attached hereto as Exhibit 5.1 and Exhibit 23.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On January 22, 2025, the Company issued a press release announcing the launch of the Offering. The full text of the press release is attached as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “could,” “would,” “target,” “seek,” “aim,” “predicts,” “think,” “objectives,” “optimistic,” “new,” “goal,” “strategy,” “potential,” “is likely,” “will,” “expect,” “plan” “project,” “permit” or by other similar expressions that convey uncertainty of future events or outcomes. Such forward-looking statements reflect the views of management at the time such statements are made. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations, which could cause our actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include but are not limited to: reduction in the size or quantity of customer orders; change in demand for our products due to industry conditions; changes in the world economy; the negative effects of seasonality; the impact of any pandemic or similar events on our business and financial results; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023, and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024. More information about these and other risks that may impact our business are set forth in the “Risk Factors” section of our quarterly and annual reports on file with the Securities and Exchange Commission. You should not rely on forward-looking statements as predictions of future events. All forward-looking statements in this Current Report on Form 8-K are based upon information available to us as of the date hereof, and qualified in their entirety by this cautionary statement. Except as required by law, we assume no obligation to update forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or to changes in our expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Norton Rose Fulbright US LLP.
10.1	Securities Purchase Agreement dated January 22, 2025, between Houston American Energy Corp. and the purchasers thereto.
10.2	Placement Agency Agreement dated January 22, 2025, between Univest Securities, LLC and Houston American Energy Corp.
23.1	Consent of Norton Rose Fulbright US LLP (included in Exhibit 5.1).
99.1	Press Release dated January 22, 2025.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Date: January 23, 2025	By:	/s/ Peter Longo
	Name:	Peter Longo
	Title:	Chief Executive Officer